Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
OCTOBER, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.5918%



        Excess Protection Level
          3 Month Average  5.96%
          October, 1999  6.22%
          September, 1999  5.84%
          August, 1999  5.82%


        Cash Yield                                  18.66%


        Investor Charge Offs                        4.68%


        Base Rate                                   7.75%


        Over 30 Day Delinquency                     5.07%


        Seller's Interest                           9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $ 47,636,626,081.62


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,354,806,563.13